UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

	101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The Sherwin-Williams Company (“Sherwin-Williams”) announced that on October 18, 2006, the Board of Directors appointed John G. Morikis to the position of President and Chief Operating Officer of Sherwin-Williams effective on that date. Mr. Morikis, 43, has served as President, Paint Stores Group, of Sherwin-Williams since October 1999 and has been employed with Sherwin-Williams since 1984. Mr. Morikis will report to Christopher M. Connor, Chairman and Chief Executive Officer, of Sherwin-Williams. The information with respect to changes to Mr. Morikis’ compensation is provided under Item 5.02 below and is incorporated herein by reference.
     Also, on October 18, 2006, the Board of Directors approved the following action of the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors regarding the compensation payable to Sherwin-Williams’ non-employee directors. Effective January 1, 2007, the cash compensation payable to Sherwin-Williams’ non-employee directors will be as follows:
•	An annual cash retainer of $75,000;

•	An additional annual cash retainer of $12,500 for the chair of the Audit Committee;

•	An additional annual cash retainer of $10,000 for the chair of the Compensation Committee;

•	An additional annual cash retainer of $7,500 for the chair of the Nominating and Corporate Governance Committee; and

•	A meeting fee of $1,750 for each Board or Committee meeting attended in excess of seven meetings during a calendar year. For purposes of calculating the number of meetings during a calendar year, any Board and Committee meetings held on the same date shall constitute one meeting.
     All retainer amounts will be payable in quarterly installments in advance. All meeting fees will be payable on the date of the meeting.
     In addition, non-employee directors will receive an annual grant of restricted stock valued at approximately $75,000 at the time of the grant pursuant to The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (the “2006 Stock Plan”). The 2006 Stock Plan was approved by Sherwin-Williams’ shareholders at the 2006 Annual Meeting of Shareholders.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In connection with Mr. Morikis’ appointment as President and Chief Operating Officer, the Board of Directors approved the following actions of the Compensation Committee with regard to his compensation:
•	An increase in his annual base salary to $630,006.

•	An increase in his maximum annual cash bonus award level to 150% of his base salary under The Sherwin-Williams Management Incentive Plan (the “Management Incentive Plan”), which is a part of the Management Compensation Program. The increase will be effective for the cash bonus award earned in 2007 and payable in 2008. A copy of the Management Compensation Program was filed as Exhibit 10 to Sherwin-Williams’ Current Report on Form 8-K, dated October 21, 2005, and is incorporated herein by reference.

•	A grant of 50,000 stock options at an exercise price equal to $59.435, which was the average of the high and low reported sale prices of Sherwin-Williams common stock on October 18, 2006, the date of grant. The stock options will vest at the rate of one-third per year and expire on October 17, 2016.

•	A grant of 15,000 shares of restricted stock. The shares of restricted stock will vest on February 21, 2010. The number of shares that will actually vest will range from 0% to 100% based upon Sherwin-Williams’ achievement of specified financial performance goals relating to average return on average equity and cumulative earnings before interest, taxes, depreciation and amortization over the period.
     The grant of stock options and restricted stock was made under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan was approved by Sherwin-Williams’ shareholders at the 2006 Annual Meeting of Shareholders. A copy of the Stock Incentive Plan was filed as Exhibit 10(b) to Sherwin-Williams’ Current Report on Form 8-K, dated April 19, 2006, and is incorporated herein by reference. The grant of stock options also was made pursuant to the forms of Stock Option Award, copies of which previously were filed as Exhibits 10(a) and 10(b) to Sherwin-Williams’ Current Report on Form 8-K, dated July 19, 2006, and is incorporated herein by reference. The grant of restricted stock also was made pursuant to the form of Restricted Stock Grant, a copy of which was previously filed as Exhibit 10(d) to Sherwin-Williams’ Current Report on Form 8-K, dated July 19, 2006, and is incorporated herein by reference.
     A copy of the press release of Sherwin-Williams announcing Mr. Morikis’ appointment as President and Chief Operating Officer is attached as Exhibit 99 and is incorporated herein by reference.
     In addition, under the Management Incentive Plan, the Compensation Committee approved an increase in the maximum annual cash bonus award level for Mr. Connor to 190% of his base salary and approved an increase in the maximum annual cash bonus award for Sean P. Hennessy,

Senior Vice President — Finance and Chief Financial Officer, to 150% of his base salary. The increases will be effective for cash bonus awards earned in 2007 and payable in 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company Management Compensation Program, filed as Exhibit 10 to the Company’s Current Report on Form 8-K dated October 21, 2005, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(b) to the Company’s Current Report on Form 8-K dated April 19, 2006, and incorporated herein by reference.

10(c)	Form of Nonqualified Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(a) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

10(d)	Form of Incentive Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(b) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

10(e)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(c) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

99	Press Release of The Sherwin-Williams Company, dated October 19, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
October 23, 2006	By:	/s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	The Sherwin-Williams Company Management Compensation Program, filed as Exhibit 10 to the Company’s Current Report on Form 8-K dated October 21, 2005, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(b) to the Company’s Current Report on Form 8-K dated April 19, 2006, and incorporated herein by reference.

10(c)	Form of Nonqualified Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(a) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

10(d)	Form of Incentive Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(b) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

10(e)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan, filed as Exhibit 10(c) to the Company’s Current Report on Form 8-K dated July 19, 2006, and incorporated herein by reference.

99	Press Release of The Sherwin-Williams Company, dated October 19, 2006 (filed herewith).

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